UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end:  August 31, 2019

Date of reporting period:  August 31, 2019

Item 1. Report to Stockholders.

ATAC Rotation Fund
Investor Class (ATACX)
Institutional Class (ATCIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.atacfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 855-282-2386 or by sending an e-mail request to info@atacfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 855-282-2386 or send an e-mail request to info@atacfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Annual Report

www.atacfunds.com	August 31, 2019

ATAC ROTATION FUND

October 7, 2019

Dear Fellow Shareholders:

On behalf of the Pension Partners team, we would like to thank you for your investment in the ATAC Rotation Fund.

The goal of the ATAC Rotation Fund (“ATACX”) is to serve as a strategy which over time can enhance a portfolio’s risk and return characteristics.

By utilizing a buy and rotate approach which uses historical leading indicators of volatility, our Fund places a large emphasis on risk management, seeking to rotate fully into Treasuries in advance of periods of market stress.

For the fiscal year ended August 31, 2019, the ATAC Rotation Fund Investor Class returned -4.45% versus a return of 2.87% for the Lipper Flexible Portfolio Fund Index and a return of 2.92% for the S&P 500 Index.

The environment was quite challenging to navigate as large-caps continued to push towards new highs against small-caps and emerging markets which have been unable to have any sustained momentum. The disconnect is unusual given clear economic slow downs and bond market strength suggesting a recession may be coming sooner than later for U.S. markets. We expect volatility will likely increase in the next 12-18 months as markets sync to the global slowdown, allowing for more opportunity to trade around changing volatility and asset class dynamics.

Over a complete market cycle, it is risk management which we believe is the most effective way to compound wealth. Compounding wealth requires positive returns and the avoidance of large losses – there is simply no other way. Importantly, one must take a longer-term view and evaluate a strategy beyond small samples, understanding the process and role that strategy has in one’s overall asset allocation policy.

Thank you again for your trust and confidence in our distinctive approach to portfolio management.

Sincerely,

Edward M. Dempsey, CFP® & Michael A. Gayed, CFA

 ATAC ROTATION FUND

Past performance is not a guarantee of future results.

Opinions expressed are those of Pension Partners, LLC and are subject to change, are not guaranteed and should not be considered investment advice.

Fund holdings are subject to change and are not recommendations to buy or sell any security.  Please see the Schedule of Investments for current holdings.

Mutual fund investing involves risk. Principal loss is possible. Because the Fund invests primarily in ETFs, it may invest a greater percentage of its assets in the securities of a single issuer and therefore could be considered non-diversified. If a Fund invests a greater percentage of its assets in the securities of a single issuer, its value may decline to a greater degree than if the fund held were a more diversified mutual fund. The Fund is expected to have a high portfolio turnover ratio which has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains. This means that investors will be likely to have a higher tax liability. Because the Fund invests in underlying ETFs an investor will indirectly bear the principal risks of the underlying ETFs, including but not limited to, risks associated with investments in ETFs, large and smaller companies, real estate investment trusts, foreign securities, non-diversification, high yield bonds, fixed income investments, derivatives, leverage, short sales and commodities. The Fund will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds.

All investing involves risks. Investing in emerging markets has more risk such as increased volatility, relatively unstable governments; social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries. Investing in small cap companies involve additional risks such as limited liquidity and greater volatility than large companies.

The Lipper Flexible Portfolio Fund Index is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One may not directly invest in an index.

The report must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

ATAC ROTATION FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of August 31, 2019

	1 Year	3 Year	5 Year	Since Inception(1)
Investor Class	-4.45%	8.28%	4.57%	5.72%
Institutional Class	-4.20%	8.56%	4.83%	5.99%
S&P 500® Index(2)	2.92%	12.70%	10.11%	13.16%
Lipper Flexible Portfolio Fund Index(3)	2.87%	7.08%	4.48%	6.67%

(1)
Period from Fund inception through August 31, 2019. The Investor Class commenced operations on September 10, 2012 and the Institutional Class commenced operations on March 26, 2018. Performance shown for the Institutional Class prior to the inception of the Institutional Class is based on the performance of the Investor Class, adjusted for the lower expenses applicable to the Institutional Class.

(2)	The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index.
(3)
The Lipper Flexible Portfolio Fund Index is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.  One cannot invest directly in an index.

ATAC ROTATION FUND

Asset Allocation (Unaudited)
as of August 31, 2019(1)
(% of Net Assets)

Fund Holdings (Unaudited)
as of August 31, 2019(1)
(% of Net Assets)

Schwab Intermediate Term U.S. Treasury Fund	26.8%
SPDR Portfolio Long Term Treasury Fund	25.1%
Vanguard Extended Duration Treasury Fund	22.2%
Vanguard Long Term Treasury Fund	25.0%

(1)	Fund holdings and asset allocation are subject to change and are not recommendations to buy or sell any security.

ATAC ROTATION FUND

Expense Example (Unaudited)
August 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 – August 31, 2019).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (3/1/19)	Value (8/31/19)	(3/1/19 – 8/31/19)
Investor Class Actual(2)(3)	$1,000.00	$1,037.60	$8.99
Investor Class Hypothetical(4)
(5% return before expenses)	$1,000.00	$1,016.38	$8.89

Institutional Class Actual(2)(3)	$1,000.00	$1,038.80	$7.71
Institutional Class Hypothetical(4)
(5% return before expenses)	$1,000.00	$1,017.64	$7.63

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.75% and 1.50% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended August 31, 2019 of 3.76% and 3.88% for the Investor Class and Institutional Class, respectively.
(3)	Excluding interest expense, the actual expenses would be $8.94 and $7.66 for the Investor Class and Institutional Class, respectively.
(4)	Excluding interest expense, the hypothetical expenses would be $8.84 and $7.58 for the Investor Class and Institutional Class, respectively.

ATAC ROTATION FUND

Schedule of Investments
August 31, 2019

Description	Shares	Value
EXCHANGE-TRADED FUNDS – 99.1%
Schwab Intermediate Term U.S. Treasury Fund *	335,453	$18,818,913
SPDR Portfolio Long Term Treasury Fund *	415,652	17,573,767
Vanguard Extended Duration Treasury Fund	105,901	15,599,217
Vanguard Long Term Treasury Fund *	194,642	17,562,548
Total Exchange-Traded Funds
(Cost $65,049,237)		69,554,445

SHORT-TERM INVESTMENT – 1.0%
Invesco Treasury Portfolio, Institutional Class, 1.99%^
(Cost $732,106)	732,106	732,106
Total Investments – 100.1%
(Cost $65,781,343)		70,286,551
Other Assets and Liabilities, Net – (0.1)%		(97,451)
Total Net Assets – 100.0%		$70,189,100

*
Fair Value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

^	The rate shown is the annualized seven-day effective yield as of August 31, 2019.

See Notes to the Financial Statements

ATAC ROTATION FUND

Statement of Assets and Liabilities
August 31, 2019

ASSETS:
Investments, at value:
Unaffiliated issuers (Cost: $65,781,343)	$70,286,551
Interest receivable	1,512
Receivables for capital shares sold	23,065
Prepaid expenses	22,428
Total assets	70,333,556

LIABILITIES:
Payable to investment adviser	62,761
Payable for capital shares redeemed	549
Payable for fund administration & accounting fees	18,631
Payable for compliance fees	2,261
Payable for transfer agent fees & expenses	14,538
Payable for custody fees	1,889
Payable for trustee fees	37
Payable for interest expense	673
Payable for audit fees	18,994
Accrued expenses	15,857
Accrued distribution fees	8,266
Total liabilities	144,456

NET ASSETS	$70,189,100

NET ASSETS CONSIST OF:
Paid-in capital	$79,519,688
Total accumulated loss	(9,330,588)
Net Assets	$70,189,100

Investor Class
Net Assets	$31,103,287
Shares issued and outstanding(1)	996,956
Net asset value, redemption price and offering price per share	$31.20

Institutional Class
Net Assets	$39,085,813
Shares issued and outstanding(1)	1,247,844
Net asset value, redemption price and offering price per share	$31.32

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

ATAC ROTATION FUND

Statement of Operations
For the Year Ended August 31, 2019

INVESTMENT INCOME:
Dividend income from:
Unaffiliated issuers	$1,875,251
Affiliated issuers	45,457
Interest income	11,451
Total investment income	1,932,159

EXPENSES:
Investment adviser fees (See Note 4)	1,043,612
Fund administration & accounting fees (See Note 4)	117,882
Transfer agent fees & expenses (See Note 4)	98,878
Distribution fees – Investor Class (See Note 5)	94,658
Federal & state registration fees	56,742
Audit fees	18,987
Postage & printing fees	14,029
Trustee fees	13,162
Compliance fees (See Note 4)	13,012
Custody fees (See Note 4)	12,046
Legal fees	7,893
Other expenses	9,859
Total expenses before interest expense & waiver	1,500,760
Interest expense (See Note 10)	7,900
Total expenses before waiver	1,508,660
Less: Net waiver from investment adviser (See Note 4)	(162,117)
Net expenses	1,346,543

NET INVESTMENT INCOME	585,616

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Unaffiliated issuers	(7,311,577)
Affiliated issuers	(4,048,520)
Net realized loss	(11,360,097)

Net change in unrealized appreciation/depreciation:
Unaffiliated issuers	3,758,624
Affiliated issuers	(419,798)
Net change in unrealized appreciation/depreciation on investments	3,338,826

Net realized and unrealized loss on investments	(8,021,271)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,435,655)

See Notes to the Financial Statements

ATAC ROTATION FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2019	August 31, 2018
OPERATIONS:
Net investment income	$585,616	$238,997
Net realized gain (loss) on investment transactions	(11,360,097)	10,075,466
Net change in unrealized appreciation/depreciation
on investments	3,338,826	(640,348)
Net increase (decrease) in net assets resulting from operations	(7,435,655)	9,674,115

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	3,214,168	85,226,324
Proceeds from reinvestment of distributions	382,420	7,984,211
Payments for shares redeemed	(23,926,210)	(127,553,831)
Decrease in net assets resulting from
Investor Class transactions	(20,329,622)	(34,343,296)
Institutional Class(1):
Proceeds from shares sold	8,483,571	62,990,535
Proceeds from reinvestment of distributions	441,862	—
Payments for shares redeemed	(25,694,033)	(2,184,349)
Increase (decrease) in net assets resulting from
Institutional Class transactions	(16,768,600)	60,806,186
Net increase (decrease) in net assets resulting
from capital share transactions	(37,098,222)	26,462,890

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(411,958)	(8,544,249)
Institutional Class(1)	(474,453)	—
Total distributions to shareholders	(886,411)	(8,544,249	)(2)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,420,288)	27,592,756

NET ASSETS:
Beginning of year	115,609,388	88,016,632
End of year	$70,189,100	$115,609,388	(3)

(1)	Inception date of the Institutional Class was March 26, 2018.
(2)	Includes net investment income distributions of $333,473 and net realized gain distributions of $8,210,776 for the Investor Class.
(3)	Includes accumulated undistributed net investment income of $0.

See Notes to the Financial Statements

ATAC ROTATION FUND

Financial Highlights

For a Fund share outstanding throughout the years.

Investor Class	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
PER SHARE DATA(1):
Net asset value, beginning of year	$33.01	$31.45	$26.94	$26.46	$27.43

INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.17	0.08	(0.23)	(0.21)	0.05
Net realized and unrealized gains (losses) on investments(3)	(1.67)	4.10	4.74	0.69	(0.94)
Total from investment operations	(1.50)	4.18	4.51	0.48	(0.89)

LESS DISTRIBUTIONS:
From net investment income	—	(0.09)	—	—	(0.09)
From net capital gains	(0.31)	(2.53)	—	—	—
Total distributions	(0.31)	(2.62)	—	—	(0.09)
Paid-in capital from redemption fees	—	—	— (4)	— (4)	0.01

Net asset value, end of year	$31.20	$33.01	$31.45	$26.94	$26.46

TOTAL RETURN	-4.45%	13.81%	16.74%	1.81%	-3.17%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$31.1	$55.6	$88.0	$83.4	$84.0

Ratio of expenses to average net assets(5):
Before expense waiver	1.94%	2.12%	2.31%	2.09%	2.12%
After expense waiver	1.75%	2.08%	2.25%	2.02%	2.04%

Ratio of expenses excluding interest
expenses to average net assets(5):
Before expense waiver	1.93%	1.78%	1.80%	1.81%	1.82%
After expense waiver	1.74%	1.74%	1.74%	1.74%	1.74%

Ratio of net investment income (loss) to average net assets(5):
After expense waiver	0.56%	0.24%	(0.80)%	(0.81)%	0.20%

Portfolio turnover rate(6)	2,053%	1,856%	2,270%	2,311%	1,876%

(1)	Per share data calculated using the average shares outstanding method.
(2)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the period.

(4)	Amount rounds to less than $0.01.
(5)	Does not include expenses of investment companies in which the Fund invests.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

ATAC ROTATION FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

Institutional Class
		For the Period
		Inception(1)
		through
	Year Ended	Year Ended
	August 31, 2019	August 31, 2018
PER SHARE DATA(2):
Net asset value, beginning of period	$33.05	$31.04

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	0.24	(0.03)
Net realized and unrealized gains (losses) on investments(4)	(1.66)	2.04
Total from investment operations	(1.42)	2.01

LESS DISTRIBUTIONS:
From net investment income	—	—
From net capital gains	(0.31)	—
Total distributions	(0.31)	—

Net asset value, end of period	$31.32	$33.05

TOTAL RETURN(5)	-4.20%	6.48%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$39.1	$60.0

Ratio of expenses to average net assets(6)(7):
Before expense waiver	1.69%	1.66%
After expense waiver	1.50%	1.50%

Ratio of expenses excluding interest expenses to average net assets(6)(7):
Before expense waiver	1.68%	1.65%
After expense waiver	1.49%	1.49%

Ratio of net investment income (loss) to average net assets(6)(7):
After expense waiver	0.81%	(0.18)%

Portfolio turnover rate(5)(8)	2,053%	1,856%

(1)	Inception date of the Institutional Class was March 26, 2018.
(2)	Per share data calculated using the average shares outstanding method.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)
Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the period.

(5)	Not annualized for periods less than one year.
(6)	Does not include expenses of investment companies in which the Fund invests.
(7)	Annualized for periods less than one year.
(8)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

ATAC ROTATION FUND

Notes to the Financial Statements
August 31, 2019

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The ATAC Rotation Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve absolute positive returns over time.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended August 31, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended August 31, 2019, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended August 31, 2016.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended August 31, 2019, the Fund increased paid-in capital by $3,443,035 and increased accumulated loss by $3,443,035.  This adjustment was due to equalization and reclassification of dividends.

ATAC ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2019

Allocation of Income, Expenses and Gains/Losses –  Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (see Note 5). Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange-Traded Funds – Exchange-traded funds (“ETFs”) are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an ETF does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance

ATAC ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2019

that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determine their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2019:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$69,554,445	$—	$—	$69,554,445
Short-Term Investment	732,106	—	—	732,106
Total Investments	$70,286,551	$—	$—	$70,286,551

Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Pension Partners, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  For its services, the Fund pays the Adviser a monthly management fee of 1.25% of the Fund’s average daily net assets up to $500 million, 1.15% of the Fund’s average daily net assets on the next $250 million, 1.05% of the Fund’s average daily net assets on the next $250 million, and 0.95% of the Fund’s average daily net assets in excess of $1 billion.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) based upon the average daily net assets of the Fund not exceeding an annual rate of 1.74% and 1.49% of the Investor Class and Institutional Class, respectively.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  The Operating Expenses Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser with consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
September 2019 – August 2020	$50,555
September 2020 – August 2021	72,971
September 2021 – August 2022	162,117

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the

ATAC ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2019

Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended August 31, 2019 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.  DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class’ average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  For the year ended August 31, 2019, the Fund’s Investor Class incurred $94,658 for expenses pursuant to the Plan.

6.  CAPITAL SHARE TRANSACTIONS

	Year Ended	Year Ended
	August 31, 2019	August 31, 2018
Transactions in shares of the Fund were as follows:
Investor Class
Shares sold	109,912	2,504,960
Shares issued to holders in reinvestment of distributions	13,447	256,210
Shares redeemed	(812,063)	(3,874,173)
Net decrease	(688,704)	(1,113,003)

Institutional Class(1):
Shares sold	284,014	1,880,556
Shares issued in reinvestment of distributions	15,498	—
Shares redeemed	(865,930)	(66,294)
Net increase (decrease)	(566,418)	1,814,262
Net increase (decrease) in shares outstanding	(1,255,122)	701,259

(1)	Inception date of the Institutional Class was March 26, 2018.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended August 31, 2019, were as follows:

U.S. Government Securities		Other
Purchases	Sales	Purchases	Sales
$—	$—	$1,727,595,012	$1,765,335,122

ATAC ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2019

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at August 31, 2019, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$4,505,208	$—	$4,505,208	$65,781,343

Any difference between book-basis and tax-basis unrealized appreciation (depreciation) would be attributable primarily to the tax deferral of losses on wash sales.  For the year ended August 31, 2019, there were no differences.

At August 31, 2019, components of accumulated loss on a tax-basis were as follows:

Undistributed		Other	Total
Ordinary	Unrealized	Accumulated	Accumulated
Income	Appreciation	Loss	Loss
$585,614	$4,505,208	$(14,421,410)	$(9,330,588)

As of August 31, 2019, the Fund had short-term capital loss carryovers of $14,421,410 which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  The Fund deferred no short-term post-October losses. The Fund did not defer any qualified late year losses.

The tax character of distributions paid for the year ended August 31, 2019, were as follows:

Ordinary Income*	Long-Term Capital Gains	Total
$886,411	$ —	$ 886,411

The tax character of distributions paid for the year ended August 31, 2018, were as follows:

Ordinary Income*	Long-Term Capital Gains	Total
$8,544,249	$—	$8,544,249

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9.  TRANSACTIONS WITH AFFILIATES

If the Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act.  The Fund conducted transactions during the year ended August 31, 2019 with affiliated companies as so defined:

	Beginning shares	Additions	Reductions	Ending Shares
ProShares UltraPro Russell 2000 Fund	154,390	506,540	(661,470)	—
Direxion Emerging Markets Bull 3x Fund	—	1,035,265	(1,035,265)	—

ATAC ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2019

				Change in
				Unrealized
	Value	Dividend	Realized	Appreciation/
	August 31, 2019	Income	Loss	Depreciation
ProShares UltraPro Russell 2000 Fund	$—	$—	$(1,316,508)	$(419,798)
Direxion Emerging Markets Bull 3x Fund	$—	$45,457	$(2,732,012)	$—
			$(4,048,520)	$(419,798)

10.  LINE OF CREDIT

The Fund has established an unsecured line of credit (“LOC”) in the amount of $12,000,000, 10% of the gross fair value of the Fund, or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures, unless renewed on July 24, 2020. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions. The LOC is with the Custodian. Interest is charged at the prime rate, which was 5.25% as of August 31, 2019. The interest rate during the period was between 5.00% and 5.50%. The weighted average interest rate paid on outstanding borrowings was 5.26%. The Fund has authorized the Custodian to charge any of the accounts of the Fund for any missed payments.

The Fund also has a LOC with BNP Paribas for investment purposes. The loan is limited to one-third of the total assets (including the amount borrowed) of the Fund. The BNP Paribas LOC does not have an expiration date. Borrowings under this LOC bear interest at the 3-Month London Interbank Offered Rate plus 150 basis points, which was 3.64% as of August 31, 2019. The interest rate during the period was between 3.62% and 4.32%. Collateral for all borrowing with this LOC is held at the Custodian and is part of the Fund’s holdings. For the year ended August 31, 2019, the Fund did not have any borrowing under this LOC.

For the year ended August 31, 2019, the Fund’s credit facility activity is as follows:

Credit	Average	Amount Outstanding as	Interest	Maximum	Maximum Borrowing
Facility Agent	Borrowings	of August 31, 2019	Expense	Borrowing	Date
U.S. Bank N.A.	$150,312	$—	$7,900	$3,382,000	June 13, 2019

11. LEVERAGED ETFs

Leveraged ETFs are funds that rely on financial derivatives and/or debt (“leverage”) to amplify the investment return of an underlying index. The use of leverage will magnify the effect of any increase or decrease in the value of a Leveraged ETF’s portfolio.  During the fiscal year ended August 31, 2019, the Fund invested in Leveraged ETFs.

12. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2019, UBS Wealth Management and National Financial Services, LLC owned 35.8% and 31.0% outstanding shares of the Fund, respectively.

ATAC ROTATION FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of ATAC Rotation Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ATAC Rotation Fund (the “Fund”), a series of Managed Portfolio Series, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 29, 2019

ATAC ROTATION FUND

Additional Information (Unaudited)
August 31, 2019

Trustees and Officers

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Leonard M. Rush, CPA	Lead	Indefinite	37	Retired, Chief Financial	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Officer, Robert W.	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		Baird & Co. Incorporated	(49 Portfolios)
Year of Birth: 1946	and Audit			(2000-2011).	(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013)
David A. Massart	Trustee	Indefinite	37	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Next Generation Wealth	(49 Portfolios)
Year of Birth: 1967	Committee			Management, Inc.	(2012-Present)
	Chairman			(2005-Present).
David M. Swanson	Trustee	Indefinite	37	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Term; Since		Principal, SwanDog	ALPS Variable
Milwaukee, WI 53202		April 2011		Strategic Marketing, LLC	Investment Trust
Year of Birth: 1957				(2006-Present).	(10 Portfolios)
(2006-Present);
Independent Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present)
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	37	Retired, Executive	None
615 E. Michigan St.	and	Term; Since		Vice President,
Milwaukee, WI 53202	Trustee	January 2011		U.S. Bancorp Fund Services,
Year of Birth: 1958				LLC (1994-2018).
Officers
Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	and	Term; Since		Bancorp Fund Services,
Milwaukee, WI 53202	Principal	November		LLC (2005-Present).
Year of Birth: 1973	Executive	2018
Officer

*
Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator.

ATAC ROTATION FUND

Additional Information (Unaudited) – Continued
August 31, 2019

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	April 2013		LLC (2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer
Benjamin Eirich	Vice	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Treasurer,	August 2019		LLC (2008-Present).
Year of Birth: 1981	and	(Treasurer);
	Principal	Since
	Financial	November
	Officer	2018 (Vice
President)
Thomas A. Bausch, Esq.	Secretary	Indefinite	N/A	Vice President, U.S.	N/A
615 E. Michigan St.		Term; Since		Bancorp Fund Services,
Milwaukee, WI 53202		November		LLC (2016-Present);
Year of Birth: 1979		2017		Associate, Godfrey &
Kahn S.C. (2012-2016).
Douglas Schafer	Vice	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	and	May 2016		LLC (2002-Present).
Year of Birth: 1970	Assistant	(Assistant
	Treasurer	Treasurer);
Since
November
2018 (Vice
President)
Michael Cyr II	Vice	Indefinite	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	President	Term; Since		Fund Services, LLC
Milwaukee, WI 53202	and	August		(2013-Present).
Year of Birth: 1992	Assistant	2019
Treasurer

ATAC ROTATION FUND

Additional Information (Unaudited) – Continued
August 31, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-282-2386.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-282-2386.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-282-2386, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended August 31, 2019, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income as qualified dividend income was 13.64% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualified for the corporate dividends received deduction for the fiscal year ended August 31, 2019, was 0.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gains distributions under Internal Revenue Section 871(k)(2)(c) was 100.00%.

 (This Page Intentionally Left Blank.)

ATAC ROTATION FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Pension Partners, LLC
453 West 17th Street, Suite 2SW
New York, NY 10011

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-282-2386.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended August 31, 2019 and August 31, 2018, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$14,500	$14,765
Audit-Related Fees	$0	$0
Tax Fees	$4,500	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2019	FYE 8/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Managed Portfolio Series

By (Signature and Title)*    /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    November 7, 2019

By (Signature and Title)*    /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    November 7, 2019

* Print the name and title of each signing officer under his or her signature.